Summary Prospectus
January 31, 2016
Share Class	Ticker
A	FSTBX
B	FSBBX
C	FSBCX
R	FSBKX
Institutional	SBFIX
Federated Global Allocation Fund

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund, including the Statement of Additional Information and most recent reports to shareholders, online at FederatedInvestors.com/FundInformation. You can also get this information at no cost by calling 1-800-341-7400 or by sending an email request to services@federatedinvestors.com or from a financial intermediary through which Shares of the Fund may be bought or sold. The Fund's Prospectus and Statement of Additional Information, both dated January 31, 2016, are incorporated by reference into this Summary Prospectus.

A mutual fund seeking to provide relative safety of capital with the possibility of long-term growth of capital and income by investing in a diversified mix of various asset classes. Consideration is also given to current income.
As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured • May Lose Value • No Bank Guarantee

Fund Summary Information
Federated Global Allocation Fund (the “Fund”)
RISK/RETURN SUMMARY: INVESTMENT OBJECTIVE
The Fund's investment objective is to provide relative safety of capital with the possibility of long-term growth of capital and income. Consideration is also given to current income.
RISK/RETURN SUMMARY: FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold the Fund's Class A Shares (A), Class B Shares (B), Class C Shares (C), Class R Shares (R) and Institutional Shares (IS). You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes (e.g., A class) of Federated funds. More information about these and other discounts is available from your financial professional and in the “What Do Shares Cost?” section of the Prospectus on page 21.
Shareholder Fees (fees paid directly from your investment)	A	B	C	R	IS
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	0.00%	5.50%	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None	None	None
Exchange Fee	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.68%	0.68%	0.68%	0.68%	0.68%
Distribution (12b-1) Fee	None	0.75%	0.75%	0.50%	None
Other Expenses	0.61%	0.66%	0.63%	0.55%	0.33%
Acquired Fund Fees and Expenses	0.04%	0.04%	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses	1.33%	2.13%	2.10%	1.77%	1.05%
Fee Waivers and/or Expense Reimbursements[1]	(0.15)%	(0.14)%	(0.17)%	(0.16)%	(0.16)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.18%	1.99%	1.93%	1.61%	0.89%
1	The Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, interest expense, expenses allocated from affiliated partnerships, dividends and other expenses related to short sales, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's A, B, C, R and IS classes (after the voluntary waivers and/or reimbursements) will not exceed 1.14%, 1.95%, 1.89%, 1.57% and 0.85% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) February 1, 2017; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund's Board of Trustees.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that operating expenses are as shown in the table above and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
Share Class	1 Year	3 Years	5 Years	10 Years
A:
Expenses assuming redemption	$678	$948	$1,239	$2,063
Expenses assuming no redemption	$678	$948	$1,239	$2,063
B:
Expenses assuming redemption	$766	$1,067	$1,344	$2,258
Expenses assuming no redemption	$216	$667	$1,144	$2,258
C:
Expenses assuming redemption	$313	$658	$1,129	$2,431
Expenses assuming no redemption	$213	$658	$1,129	$2,431
R:
Expenses assuming redemption	$180	$557	$959	$2,084
Expenses assuming no redemption	$180	$557	$959	$2,084
IS:
Expenses assuming redemption	$107	$334	$579	$1,283
Expenses assuming no redemption	$107	$334	$579	$1,283
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 76% of the average value of its portfolio.
RISK/RETURN SUMMARY: INVESTMENTS, RISKS and PERFORMANCE
What are the Fund's Main Investment Strategies?
During normal market conditions, the Fund's investment adviser (“Adviser”) anticipates that the Fund will be invested in a diversified mix of various asset classes. These asset classes may include, but are not limited to, equity and fixed-income investments, in any proportion. The Fund's asset mix will change based upon the Adviser's view of economic and market conditions. The Fund will generally allocate a substantial amount of its total assets (approximately 40% or more–unless market conditions are not deemed favorable by the Adviser, in which case the Fund would invest at least 30%) to non-U.S. investments. The Fund will allocate its assets among various regions and countries, including the United States, but in no fewer than three different countries.
With regard to the portion of the Fund allocated to equity securities, the Adviser may allocate relatively more of the Fund's assets, based upon its view of economic and market conditions, to securities with exposure to a particular sector, country or region, to securities chosen using a particular style of investing (e.g., growth or value) or to securities with a particular market capitalization (e.g., small, medium or large).
When selecting individual securities (whether foreign or domestic) in which to invest, the Adviser focuses primarily on securities of companies that collectively provide the Fund with the region, country, sector, style and size exposures the Adviser is targeting. The Adviser also considers other security-specific factors that it expects to generate relatively better performance within the stock portfolio. Such factors include valuation, profitability, growth expectations, market sentiment and price behavior.
The fixed-income asset classes in which the Fund may invest include domestic debt securities, including corporate debt securities, U.S. government obligations and mortgage-backed securities. The Fund may also invest in non-U.S. dollar and dollar denominated fixed-income securities of foreign governments and their agencies or foreign corporations. The Fund may invest in securities of issuers in both developed and emerging market countries. The Fund may buy or sell foreign currencies in lieu of or in addition to non-dollar-denominated, fixed-income securities in order to increase or decrease its exposure to foreign interest rate and/or currency markets. The Fund's investments in domestic and foreign fixed-income securities may include investments in noninvestment-grade securities, sometimes referred to as “high-yield” securities or “junk bonds,” which may include securities with any credit rating or even securities the issuer of which is in default.
The Fund may invest in government securities which are issued or guaranteed by a federal agency or instrumentality acting under federal authority, including government securities that are not backed by the full faith and credit of the U.S. government, such as those issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank System. These entities are, however, supported through federal subsidies, loans or other benefits. The Fund may also invest in government securities that are supported by the full faith and credit of the U.S. government, such as those issued by the Government National Mortgage Association. Finally, the Fund may invest in a few government securities that have no explicit financial support, but which are regarded as having implied support because the federal government sponsors their activities. Such securities include those issued by the Farm Credit System and the Financing Corporation.

The Adviser seeks to enhance the performance of the Fund's fixed-income portfolio by allocating more assets to the security type that the Adviser expects to offer the best balance between total return and risk. The Adviser may also seek to enhance the performance of the Fund's fixed-income portfolio by attempting to target a specific duration or maturity range for the Fund based upon its view of interest rates and other economic conditions. However, the Adviser is not constrained by any duration or maturity range or credit quality when investing the fixed-income portion of the Fund.
The Fund may invest in instruments, such as exchange-traded funds (ETFs) whose performance is determined by the price of an underlying commodity or commodity index. When selecting investments for the Fund, the Fund can invest in securities directly or in other investment companies, including, for example, funds advised by the Adviser or its affiliates. The Fund may also invest in ETFs, hybrid instruments, real estate investment trusts (REITs) and derivative contracts in any manner consistent with its investment strategy. The Fund may sell a security short in an effort to profit from a decline in the price of the security.
While the Fund seeks relative safety of capital compared to its benchmark, the Fund may not achieve this objective, and it is possible to lose money by investing in the Fund.
The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund's trading costs and may have an adverse impact on the Fund's performance.
What are the Main Risks of Investing in the Fund?
All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:
■	Stock Market Risk. The value of equity securities in the Fund's portfolio will fluctuate and, as a result, the Fund's Share price may decline suddenly or over a sustained period of time. Information publicly available about a company, whether from the company's financial statements or other disclosures or from third parties, or information available to some but not all market participants, can affect the price of a company's shares in the market.
■	Investment Style Risk. The Fund may employ a combination of styles that impact its risk characteristics, such as growth and value investing. Due to the Fund's style of investing, the Fund's Share price may lag that of other funds using a different investment style.
■	Risk Related to Company Capitalization. The Fund may invest in companies with market capitalizations of any size, including small-capitalization and mid-capitalization (or “small-cap” and “mid-cap”) companies. The additional risks posed by small-cap and mid-cap companies could increase the volatility of the Fund's portfolio and performance. Shareholders should expect that the value of the Fund's Shares will be more volatile than a fund that invests exclusively in large-cap companies.
■	Interest Rate Risk. Prices of fixed-income securities generally fall when interest rates rise. Interest rate changes have a greater effect on fixed-income securities with longer duration. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.
■	Prepayment Risk. When homeowners prepay their mortgages in response to lower interest rates, the Fund will be required to reinvest the proceeds at the lower interest rates available. Also, when interest rates fall, the price of mortgage-backed securities may not rise to as great an extent as that of other fixed-income securities.
■	Issuer Credit Risk. It is possible that interest or principal on securities will not be paid when due. Such non-payment or default may reduce the value of the Fund's portfolio holdings, its share price and its performance.
■	Counterparty Credit Risk. Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.
■	Call Risk. The Fund's performance may be adversely affected by the possibility that an issuer of a security held by the Fund may redeem the security prior to maturity at a price below or above its current market value.
■	Liquidity Risk. The equity and fixed-income securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. Over-the-counter (OTC) derivative contracts generally carry greater liquidity risk than exchange-traded contracts.
■	Risk Associated with Noninvestment-Grade Securities. The Fund may invest a portion of its assets in securities rated below investment grade which may be subject to greater credit and liquidity risks than investment-grade securities.
■	Sector Risk. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund's performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.
■	Risk of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or the Fund's Statement of Additional Information, such as stock market, interest rate, credit, currency, liquidity and leverage risks.

■	Leverage Risk. Leverage risk is created when an investment (such as a derivative transaction) exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.
■	Exchange-Traded Funds Risk. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
■	Risk of Foreign Investing. Because the Fund invests in securities issued by foreign companies, the Fund's Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than could otherwise be the case.
■	Risk of Investing in ADRs and Domestically Traded Securities of Foreign Issuers. Because the Fund may invest in American Depositary Receipts (ADRs) and other domestically traded securities of foreign companies, the Fund's Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.
■	Currency Risk. Exchange rates for currencies fluctuate daily. Accordingly, the Fund may experience increased volatility with respect to the value of its Shares and its return as a result of its exposure to foreign currencies through direct holding of such currencies or holding of non-U.S. dollar denominated securities.
■	Eurozone Related Risk. A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. Additional EU member countries may also fall subject to such difficulties. These events could negatively affect the value and liquidity of the Fund's investments in euro-denominated securities and derivatives contracts, securities of issuers located in the EU or with significant exposure to EU issuers or countries.
■	Risk of Investing in Emerging Market Countries. Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. For example, the prices of such securities may be significantly more volatile than prices of securities in developed countries. Emerging market economies may also experience more severe downturns (with corresponding currency devaluations) than developed economies.
■	Risk Related to the Economy. The value of the Fund's portfolio may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or the stock market. Economic, political and financial conditions may from time to time, cause the Fund to experience volatility, illiquidity, shareholder redemptions or other potentially adverse effects. Among other investments, lower-grade bonds and loans may be particularly sensitive to changes in the economy.

■	Risk of Investing in Commodities. Because the Fund may invest in investments or exchange-traded funds whose performance is linked to the price of an underlying commodity or commodity index, the Fund may be subject to the risks of investing in physical commodities. These types of risks including regulatory, economic and political developments, weather events and natural disasters, pestilence, market disruptions and the fact that commodity prices may have greater volatility than investments in traditional securities.
■	Short Selling Risk. The Fund may enter into short sales which expose the Fund to the risks of short selling. Short sales involve borrowing a security from a lender which is then sold in the open market at a future date. The security is then repurchased by the Fund and returned to the lender. Short selling allows an investor to profit from declines in the prices of securities. Short selling a security involves the risk that the security sold short will appreciate in value at the time of repurchase therefore creating a loss for the Fund. The Fund may incur expenses in selling securities short and such expenses are investment expenses of the Fund.
■	Technology Risk. The Adviser uses various technologies in managing the Fund, consistent with its investment objective and strategy described in this prospectus. For example, proprietary and third-party data and systems are utilized to support decision making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance.
The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance: Bar Chart and Table
Risk/Return Bar Chart
The performance information (Bar Chart and Average Annual Total Return Table) shown below for periods prior to September 5, 2008, reflects historical performance data for Federated Stock and Bond Fund, Inc. (the “Predecessor Fund”) prior to its reorganization into Federated Asset Allocation Fund (formerly, Federated Stock and Bond Fund) as of the close of business on September 5, 2008. The Fund is the successor to the Predecessor Fund pursuant to the reorganization. Prior to the date of the reorganization, the Fund did not have any investment operations.

The bar chart and performance table below reflect historical performance data for the Fund and are intended to help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's A class total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns for each class averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information for the Fund is available under the “Products” section at FederatedInvestors.com or by calling 1-800-341-7400.
The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.
Within the periods shown in the bar chart, the Fund's A class highest quarterly return was 11.60% (quarter ended June 30, 2009). Its lowest quarterly return was (12.06)% (quarter ended December 31, 2008).
Average Annual Total Return Table
The Fund's IS class commenced operations on June 12, 2009. For the period prior to the commencement of operations for the IS class, the performance information shown is for the Fund's A class. The performance of the A class has not been adjusted to reflect the expenses of the IS class since the IS class has a lower expense ratio than the expense ratio of the A class. The performance of the A class has been adjusted to reflect the absence of sales charges and adjusted to remove any voluntary waiver of the Fund's expenses related to the A class that may have occurred during the period prior to the commencement of operations of the IS class.
In addition to Return Before Taxes, Return After Taxes is shown for the Fund's A class to illustrate the effect of federal taxes on the Fund returns. After-tax returns are shown only for the A class, and after-tax returns for B, C, R and IS classes will differ from those shown for A class. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through a 401(k) plan, an Individual Retirement Account or other tax-advantaged investment plan.
(For the Period Ended December 31, 2015)
	1 Year	5 Years	10 Years
A:
Return Before Taxes	(9.68)%	3.82%	4.31%
Return After Taxes on Distributions	(10.10)%	2.36%	2.96%
Return After Taxes on Distributions and Sale of Fund Shares	(5.46)%	2.77%	3.24%
B:
Return Before Taxes	(10.36)%	3.83%	4.22%
C:
Return Before Taxes	(6.08)%	4.20%	4.10%
R:
Return Before Taxes	(4.82)%	4.56%	4.44%
IS:
Return Before Taxes	(4.15)%	5.31%	5.00%
Standard & Poor's 500 Index[1] (reflects no deduction for fees, expenses or taxes)	1.38%	12.57%	7.31%
Barclays U.S. Aggregate Bond Index[2] (reflects no deduction for fees, expenses or taxes)	0.55%	3.25%	4.51%
Blended Index[3] (reflects no deduction for fees, expenses or taxes)	(2.47)%	4.16%	4.65%
Morningstar World Allocation Funds Average[4]	(4.15)%	3.49%	4.42%
1	The Standard & Poor's 500 Index is an unmanaged, capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
2	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities and commercial mortgage-backed securities.
3	The Blended Index is a custom blended index comprised of 60% of the MSCI All Country World Index and 40% of the Barclays Global Aggregate Index. The MSCI All Country World Index captures large- and mid-cap representation across 23 developed markets countries and 23 emerging markets countries. The index covers approximately 85% of the global investable equity opportunity set. The Barclays Global Aggregate Index is a measure of global investment grade debt from twenty-four different local currency markets. This multi-currency benchmark includes fixed-rate treasury, government-related, corporate and securitized bonds from both developed and emerging markets issuers.
4	Morningstar figures represent the average of the total returns reported by all the mutual funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges.

Fund Management
The Fund's Investment Adviser is Federated Global Investment Management Corp. The Fund's Sub-Adviser is Federated Investment Management Company.
Philip J. Orlando, Senior Portfolio Manager, has been the Fund's portfolio manager since August 2007.
Timothy H. Goodger, Senior Portfolio Manager, has been the Fund's portfolio manager since August 2007.
Randy T. O'Toole, Portfolio Manager, has been the Fund's portfolio manager since January 2016.
Steven A. Chiavarone, Associate Portfolio Manager, has been the Fund's associate portfolio manager since January 2016.
Ihab Salib, Senior Portfolio Manager, has been the Fund's portfolio manager since December 2012.
Chengjun (Chris) Wu, Portfolio Manager, has been the Fund's portfolio manager since April 2014.
purchase and sale of fund shares
You may purchase, redeem or exchange Shares of the Fund on any day the New York Stock Exchange is open. Shares may be purchased through a financial intermediary firm that has entered into a Fund selling and/or servicing agreement with the Distributor or an affiliate (“Financial Intermediary”) or directly from the Fund, by wire or by check. Please note that certain purchase restrictions may apply. Redeem or exchange Shares through a financial intermediary or directly from the Fund by telephone at 1-800-341-7400 or by mail.
A, B & C Classes
The minimum investment amount for the Fund's A, B and C classes is generally $1,500 for initial investments and $100 for subsequent investments. The minimum initial and subsequent investment amounts for Individual Retirement Accounts are generally $250 and $100, respectively. There is no minimum initial or subsequent investment amount for employer-sponsored retirement plans. The minimum investment for Systematic Investment Programs is $50.
R Class
The minimum initial and subsequent investment amounts for Individual Retirement Account rollovers into the Fund's R class are generally $250 and $100, respectively. There is no minimum initial or subsequent amount for employer-sponsored retirement plans. The minimum investment amount for Systematic Investment Programs is $50.
IS Class
The minimum initial investment amount for the Fund's IS class is generally $1,000,000 and there is no minimum subsequent investment amount. The minimum investment amount for Systematic Investment Programs is $50.

Tax Information
The Fund's distributions are taxable as ordinary income or capital gains except when your investment is through a 401(k) plan, an Individual Retirement Account or other tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Federated Global Allocation Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Investment Company Act File No. 811-1
CUSIP 314183104
CUSIP 314183203
CUSIP 314183302
CUSIP 314183401
CUSIP 314183500
Q450389 (1/16)
Federated is a registered trademark of Federated Investors, Inc.
2016 ©Federated Investors, Inc.